                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                       Date of Report: September 15, 1999

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
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                  (Originator of the Trust referred to herein)
           (Exact name of the registrant as specified in its charter)

                    CHASE MANHATTAN AUTO GRANTOR TRUST 1996-B
          -------------------------------------------------------------
                      (Issue with respect to Certificates)


         New York                              33-7575                             13-2633612
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(State or other jurisdiction          (Commission File Number)            (IRS Employer
of incorporation)                                                         Identification No.)

            270 Park Avenue, New York, New York                10017
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          (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000

Item 5.  Other Events:

         Chase Manhattan Auto Grantor Trust 1996-B is the issuer of two classes of Automobile Loan Pass-Through Certificates. The certificates are serviced in accordance with the Pooling and Servicing Agreement, dated as of September 1, 1996, as amended. The parties to the Pooling and Servicing Agreement are: Chase Manhattan Bank USA, National Association, as seller and as servicer, and Norwest Bank Minnesota, National Association, as trustee.

         On September 15, 1999, Chase, as servicer, distributed monthly interest to the holders of the Series 1996-B certificates. Chase furnished a copy of the monthly certificateholders' report for the series as required by the Pooling and Servicing Agreement. A copy of the monthly certificateholders' report is being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c).        Exhibit

                  Exhibits          Description
                  ----------        ---------------

                  20.1              Monthly Certificateholder's
                                    statements with respect to the
                                    September 15, 1999 distribution.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  September 30, 1999

                                         By: THE CHASE MANHATTAN BANK,
                                         USA, NATIONAL ASSOCIATION
                                         as Servicer

                                         By: /s/ Patricia Garvey
                                         -----------------------------------
                                         Name:    Patricia Garvey
                                         Title:   Vice President

                                              INDEX TO EXHIBITS
                                              ----------------------------

Exhibit No.                                   Description
- ---------------                               -----------------
20.1                                          Certificateholder Report
                                              dated 9/15/1999
                                              delivered pursuant to
                                              Section 5.7 of the
                                              Pooling and Servicing
                                              Agreement dated as of
                                              September 1, 1996.